Second Quarter 2023 Earnings A u g u s t 8 , 2 0 2 3

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non- GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share, (ix) adjusted free cash flow and (x) adjusted EBITDA. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Consolidated Revenue $455 million Second Quarter 2023 Financial Highlights(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $59 million Non-GAAP Earnings Per share $0.62 per share Consolidated Revenue Growth (19%) (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth (45%) Non-GAAP EPS Growth (54%) Healthcare Revenue $281 million Healthcare Revenue Growth (21%) (on a constant currency basis) Non-Healthcare Revenue $174 million Non-Healthcare Revenue Growth (17%) (on a pro forma, constant currency basis)

(In millions; except EPS) Actual Prior Year Revenue $455 $565 -19% Healthcare 281 357 -21% Non-Healthcare 174 208 -16% Gross Profit $228 $309 -26% Healthcare 169 237 -29% Non-Healthcare 59 73 -19% Gross Margin 50.0% 54.7% -470 bps Healthcare 60.1% 66.3% -620 bps Non-Healthcare 33.6% 34.8% -120 bps Operating Profit $59 $107 -45% Operating Margin 12.9% 18.9% -600 bps Non-Operating Inc. / (Exp.) (11) (4) 191% Pre-Tax Income $48 $103 -53% Income Taxes 14 28 -49% Tax Rate 29.9% 27.4% 250 bps Net Income $34 $75 -55% Shares 54.4 55.3 -2% Earnings Per Share $0.62 $1.35 -54% vs. Prior Year Second Quarter 2023 Results | Non-GAAP(1,2) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Second quarter 2023 results include $10 million of Apple litigation costs compared to $3 million in the prior year period. Pro Forma Constant Currency Revenue Growth Consolidated -19% Healthcare -21% Non-Healthcare -17%

Consolidated Revenue $2,100 to $2,200 million Full Year 2023 Guidance as of August 8, 2023(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $296 to $312 million Non-GAAP Earnings Per share $3.35 to $3.55 per share Consolidated Revenue Growth (9%) to (4%) (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth (18%) to (14%) Non-GAAP EPS Growth (27%) to (23%) Healthcare Revenue $1,300 to $1,350 million Healthcare Revenue Growth (3%) to 1% (on a constant currency basis) Non-Healthcare Revenue $800 to $850 million Non-Healthcare Revenue Growth (16%) to (11%) (on a pro forma, constant currency basis)

Full Year 2023 Guidance | Non-GAAP[1,2]

(In millions; except EPS)	Guidance Low	Guidance High	Prior Year	vs. Prior Year Low	vs. Prior Year High
Revenue	$2,100	$2,200	$2,036	3%	8%
Healthcare	1,300	1,350	1,340	-3%	1%
Non-Healthcare	800	850	695	15%	22%
Gross Profit	$1,079	$1,138	$1,123	-4%	1%
Healthcare	800	836	870	-8%	-4%
Non-Healthcare	278	302	252	10%	20%
Gross Margin	51.4%	51.7%	55.1%	-370 bps	-340 bps
Healthcare	61.5%	61.9%	64.9%	-340 bps	-300 bps
Non-Healthcare	34.8%	35.5%	36.3%	-150 bps	-80 bps
Operating Profit	$296	$312	$362	-18%	-14%
Operating Margin	14.1%	14.2%	17.8%	-370 bps	-360 bps
Non-Operating Inc. / (Exp.)	(47)	(48)	(21)	121%	126%
Pre-Tax Income	$249	$264	$341	-27%	-23%
Income Taxes	66	70	88	-25%	-20%
Tax Rate	26.4%	26.6%	25.7%	70 bps	90 bps
Net Income	$183	$194	$253	-28%	-24%
Shares	54.6	54.6	55.2	-1%	-1%
Earnings Per Share	$3.35	$3.55	$4.59	-27%	-23%

Pro Forma Constant Currency Revenue Growth

	Low	High
Consolidated	-9%	-4%
Healthcare	-3%	1%
Non-Healthcare	-16%	-11%

(1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Full year 2023 guidance includes $35 million of Apple litigation costs compared to $20 million in the prior year period.

Masimo

2023 Guidance Summary as of August 8, 2023(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (in millions; except EPS) 3Q 2023 FY 2023 Revenue $475 - $525 $2,100- $2,200 Healthcare $305 - $335 $1,300 - $1,350 Non-Healthcare $170 - $190 $800 - $850 Non-GAAP Operating Profit $50 - $60 $296 - $312 Non-GAAP Earnings Per Share $0.50 - $0.64 $3.35 - $3.55

Through the second quarter of each year Healthcare Contracting | Through Second Quarter Worldwide Healthcare Incremental Value of New Contracts(1) Worldwide Healthcare Unrecognized Contract Revenue(2) As of the end of the second quarter of each year U.S. Healthcare Incremental Value of New Contracts(1) Through the second quarter of each year $ in millions $ in millions $ in millions (1) Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. (2) Represents Masimo’s Unrecognized Contract Revenue (as defined in Masimo’s Annual Report on Form 10-K filed March 1, 2023).

Appendices GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Quarter to Date						Full Year	Q3 2023 Guidance [2]		FY 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	FY 2022	Low	High	Low	High
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$2,035.8**	**$475**	**$525**	**$2,100**	**$2,200**
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$1,058.8**	**$237**	**$268**	**$1,054**	**$1,113**
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	11.2	5	5	21	21
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	0.1	-	-	-	-
Other adjustments	-	-	-	-	2.5	0.9	-	-	-	3	3
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$1,122.7**	**$242**	**$273**	**$1,079**	**$1,138**
GAAP selling, general and administrative expenses	**$108.9**	**$188.3**	**$174.6**	**$185.5**	**$196.3**	**$151.7**	**$657.4**				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(3.5)	(3.9)	(37.5)				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(28.7)				
Other adjustments	-	-	-	-	-	-	-				
Non-GAAP selling, general and administrative expenses	**$99.5**	**$154.9**	**$154.7**	**$160.8**	**$166.8**	**$128.9**	**$569.8**				
GAAP research and development expenses	**$36.1**	**$47.8**	**$53.1**	**$54.3**	**$50.5**	**$40.2**	**$191.4**				
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.2)	(0.2)	(0.7)				
Non-GAAP research and development expenses	**$36.1**	**$47.8**	**$53.1**	**$53.7**	**$50.2**	**$40.1**	**$190.7**				
GAAP litigation settlements and awards	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**				
Litigation related expenses and settlements	-	-	(0.0)	-	-	-	(0.0)				
Non-GAAP litigation settlements and awards	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**				
GAAP operating expenses	**$145.0**	**$236.1**	**$227.7**	**$239.8**	**$246.8**	**$191.9**	**$848.8**				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(3.7)	(4.0)	(38.3)				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(28.7)				
Other adjustments	-	-	-	-	-	-	-				
Non-GAAP operating expenses	**$135.6**	**$202.6**	**$207.8**	**$214.5**	**$217.1**	**$169.0**	**$760.5**				
GAAP operating profit	**$59.7**	**$22.1**	**$54.8**	**$73.5**	**$38.0**	**$29.3**	**$210.0**	**$27**	**$37**	**$184**	**$200**
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	59.4	2	2	8	8
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	25.5	10	10	40	40
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	38.4	1	1	10	10
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	28.7	9	9	51	51
Other adjustments	-	-	-	-	2.5	0.9	-	-	-	3	3
Non-GAAP operating profit	**$69.8**	**$106.6**	**$81.3**	**$104.4**	**$75.5**	**$58.6**	**$362.2**	**$50**	**$60**	**$296**	**$312**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on August 8, 2023.

MASIMO

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Quarter to Date						Full Year	Q3 2023 Guidance [2]		FY 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	FY 2022	Low	High	Low	High
GAAP non-operating income (expense)	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($11.8)**	**($4.5)**	**($16.6)**	**($13)**	**($13)**	**($44)**	**($44)**
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(5.5)	-	-	(6)	(6)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	1.5	0	0	2	2
Other adjustments	-	(0.5)	(0.4)	-	-	-	(0.9)	-	-	0	0
Non-GAAP non-operating income (expense)	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($10.7)**	**($10.5)**	**($21.4)**	**($12)**	**($12)**	**($47)**	**($48)**
GAAP provision for income taxes	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$4.9**	**$9.1**	**$49.9**	**$4**	**$6**	**$36**	**$40**
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	10.0	4.8	35.2	4	4	26	26
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0.5	2.4	2	2	4	4
Non-GAAP provision for income taxes	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$17.4**	**$14.4**	**$87.6**	**$10**	**$13**	**$66**	**$70**
GAAP net income (loss)	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$21.3**	**$15.7**	**$143.5**	**$10**	**$18**	**$105**	**$115**
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	59.4	2	2	8	8
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	25.5	10	10	40	40
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	38.4	1	1	10	10
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	28.7	9	9	51	51
Other adjustments	-	(0.5)	(0.4)	-	2.5	0.9	(0.9)	-	-	4	4
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(5.5)	-	-	(6)	(6)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	1.5	0	0	2	2
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(10.0)	(4.8)	(35.2)	(4)	(4)	(26)	(26)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0.5)	(2.4)	(2)	(2)	(4)	(4)
Non-GAAP net income (loss)	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$47.5**	**$33.7**	**$253.2**	**$27**	**$35**	**$183**	**$194**
GAAP net income (loss) per share	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$0.39**	**$0.29**	**$2.60**	**$0.19**	**$0.32**	**$1.91**	**$2.11**
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	0.04	0.02	1.08	0.04	0.04	0.14	0.14
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.18	0.18	0.46	0.19	0.19	0.73	0.73
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.07	0.07	0.70	0.02	0.02	0.18	0.18
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.35	0.25	0.52	0.17	0.17	0.92	0.92
Other adjustments	0.00	(0.01)	(0.01)	0.00	0.05	0.02	(0.02)	0.00	0.00	0.06	0.06
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	0.01	(0.12)	(0.10)	0.00	0.00	(0.11)	(0.11)
Financing related adjustments	0.00	0.01	0.01	0.01	0.01	0.01	0.03	0.01	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.18)	(0.09)	(0.64)	(0.07)	(0.07)	(0.47)	(0.47)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.04)	(0.04)	(0.04)	(0.07)	(0.07)
Non-GAAP net income (loss) per share	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$0.87**	**$0.62**	**$4.59**	**$0.50**	**$0.64**	**$3.35**	**$3.55**
Weighted average shares outstanding - Diluted	**57.3**	**55.3**	**54.1**	**54.1**	**54.4**	**54.4**	**55.2**	**54.4**	**54.4**	**54.6**	**54.6**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on August 8, 2023.

MASIMO

Revenue

(Unaudited; in millions, except percentages) (1,3)

	Quarter to Date						Full Year	Q3 2023 Guidance (2)		FY 2023 Guidance (2)	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	FY 2022	Low	High	Low	High
Revenue											
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	1,340.3	305	335	1,300	1,350
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	695.5	170	190	800	850
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$2,035.8**	**$475**	**$525**	**$2,100**	**$2,200**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	30.0	(2)	(2)	1	1
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(5)	(5)	(4)	(4)
Constant currency adjustments	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$5.6**	**$2.0**	**$30.0**	**($7)**	**($7)**	**($3)**	**($3)**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	1,370.4	303	333	1,301	1,351
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	695.5	165	185	796	846
Non-GAAP revenue (constant currency)	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$570.6**	**$457.3**	**$2,065.9**	**$468**	**$518**	**$2,097**	**$2,197**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	8.2%	-7%	2%	-3%	1%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-23%	-14%	15%	22%
GAAP revenue growth	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**85.7%**	**-19.5%**	**64.3%**	**-14%**	**-4%**	**3%**	**8%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	10.6%	-7%	2%	-3%	1%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-26%	-17%	14%	22%
Non-GAAP revenue growth (constant currency)	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**87.6%**	**-19.1%**	**66.7%**	**-15%**	**-6%**	**3%**	**8%**
Pro Forma Revenue (4)											
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	1,340.3	305	335	1,300	1,350
Non-Healthcare	250.6	215.2	222.1	265.1	218.3	174.2	953.0	170	190	800	850
GAAP revenue	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$2,293.4**	**$475**	**$525**	**$2,100**	**$2,200**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	30.0	(2)	(2)	1	1
Non-Healthcare	7.3	12.2	16.9	21.9	9.5	3.5	58.3	(5)	(5)	(4)	(4)
Constant currency adjustments	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$15.1**	**$5.5**	**$88.3**	**($7)**	**($7)**	**($3)**	**($3)**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	1,370.4	303	333	1,301	1,351
Non-Healthcare	257.9	227.4	239.0	287.0	227.8	177.7	1,011.3	165	185	796	846
Non-GAAP revenue (constant currency)	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$580.1**	**$460.8**	**$2,381.7**	**$468**	**$518**	**$2,097**	**$2,197**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	8.2%	-7%	2%	-3%	1%
Non-Healthcare	18.7%	4.3%	-2.3%	0.4%	-12.9%	-19.0%	4.9%	-23%	-14%	-16%	-11%
GAAP revenue growth	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**1.8%**	**-20.4%**	**6.8%**	**-14%**	**-4%**	**-8%**	**-4%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	10.6%	-7%	2%	-3%	1%
Non-Healthcare	22.2%	10.2%	5.2%	8.7%	-9.1%	-17.4%	11.3%	-26%	-17%	-16%	-11%
Non-GAAP revenue growth (constant currency)	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**4.6%**	**-19.5%**	**10.9%**	**-15%**	**-6%**	**-9%**	**-4%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on August 8, 2023.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

MASIMO

Segment Reporting

(Unaudited; in millions) [1]

	Quarter to Date						Full Year	Q3 2023 Guidance [2]		FY 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	FY 2022	Low	High	Low	High
Revenue											
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	1,340.3	305	335	1,300	1,350
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	695.5	170	190	800	850
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$2,035.8**	**$475**	**$525**	**$2,100**	**$2,200**
Gross profit											
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	870.2	185	206	800	836
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	252.5	58	67	278	302
Other	(0.6)	(51.1)	(6.5)	(5.6)	(7.7)	(6.4)	(63.9)	(5)	(5)	(25)	(25)
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$1,058.8**	**$237**	**$268**	**$1,054**	**$1,113**
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	11.2	5	5	21	21
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	0.1	-	-	-	-
Other adjustments	-	-	-	-	2.5	0.9	-	-	-	3	3
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$7.7**	**$6.4**	**$63.9**	**$5**	**$5**	**$25**	**$25**
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	870.2	185	206	800	836
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	252.5	58	67	278	302
Other	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$1,122.7**	**$242**	**$273**	**$1,079**	**$1,138**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on August 8, 2023.

Masimo